Exhibit 99.2

News Release

937 Tahoe Boulevard, Suite 210 | Incline Village, NV 89451

For Immediate Release

Vintage Wine Estates Announces Amended Credit Agreement

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Terms and covenants support execution of Five-Point Plan and transition year fiscal 2024
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Expected to provide sufficient liquidity to support fiscal 2024 plans as Company advances to positive cash generation from operations

INCLINE VILLAGE, NV, October 12, 2023 - Vintage Wine Estates, Inc. (Nasdaq: VWE and VWEWW) (“VWE” or the “Company”), one of the top wine producers in the U.S. with an industry leading direct-to-consumer platform, today announced it has amended its credit agreement (the “Amended Credit Agreement”) to, among other things, waive existing events of default, redefine financial covenants and allow for additional asset sales.

Kristina L. Johnston, Chief Financial Officer of VWE, commented, “We are pleased our lenders have worked with us to execute a credit agreement that we believe provides us financial and operational flexibility to continue to execute on our Five-Point Plan. We are becoming a more efficient and productive wine company with stronger cash generation from operations. We are simplifying the business, improving inventory management and quality while focusing sales and marketing on our key brands. We also look forward to advancing our strategy under new leadership with Seth Kaufman assuming the role of CEO on October 30, 2023.” As of closing, the Company had approximately $305 million in outstanding borrowings under the Amended Credit Agreement and approximate total liquidity of approximately $73 million including approximately $18 million of cash.

In exchange for the waiver of defaults and financial covenant modifications, the Amended Credit Agreement, among other things, reduces the aggregate revolving commitment and the aggregate delayed draw term loan commitment to $200 million and $38.1 million respectively, requires term loan prepayments of $10 million by March 31, 2024, an additional $10 million by June 30, 2024 and an additional $25 million by December 31, 2024. In addition, the Company will be required to make prepayments with any cash on hand in excess of $20 million and suspends the exercise of any incremental facilities through December 31, 2024. The rates under the Amended Credit Agreement are initially SOFR plus 3%. The Company has filed a Form 8-K with additional details regarding the Amended Credit Agreement and its revised terms.

BMO Bank N.A. acts as administrative agent under the Amended Credit Agreement.

About Vintage Wine Estates, Inc.

Vintage Wine Estates is a family of wineries and wines whose singular focus is producing the best quality wines and incredible customer experiences with wineries throughout Napa, Sonoma, California’s Central Coast, Oregon, and Washington State. Since its founding 20 years ago, the Company has grown to be the 14th largest wine producer in the U.S., selling more than 2.2 million nine-liter equivalent cases annually. With approximately
40 brands, key focus brands include ACE Cider, Bar Dog, B.R. Cohn, Cameron Hughes, Cherry Pie, Firesteed, and Kunde, many of which have achieved critical acclaim. To consistently drive growth, the Company curates, creates, stewards, and markets its many brands and services to customers and end consumers via a balanced omni-channel strategy encompassing direct-to-consumer, wholesale, and private label and custom wine making services. While VWE is diverse across price points and varietals with brands ranging from $10 to $150 USD at retail, its primary focus is on the fastest growing luxury segment of the U.S. wine industry with the majority of brands selling in the range of $10 to $20 per bottle. The Company regularly posts updates and additional information at ir.vintagewineestates.com.

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Vintage Wine Estates Announces Amended Credit Agreement
October 13, 2023

Forward-Looking Statements
Some of the statements contained in this press release are forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”). Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “continue,” “intend,” “plan,” “becoming,” “simplifying,” “improving,” “focusing,” “advancing,” “requires,” “provides,” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding the anticipated benefits of the Amended Credit Agreement, expected results from the implementation of the Company’s Five-Point Plan; and the expected timing and results of Seth Kaufman’s start as President and CEO. These statements are based on various assumptions, whether or not identified in this news release, and on the current expectations of VWE’s management. These forward-looking statements are not intended to serve as, and should not be relied on by any investor as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: risk that the Amended Credit Agreement does not provide the anticipated financial and operational flexibility, if at all; risks that the Company is unable to meet the additional restrictions and obligations imposed by the Amended Credit Agreement; the Company’s ability to recognize benefits from any organization restructuring and other cost savings actions, including expected results from the implementation of the Company’s Five-Point Plan and positive cash generation; the risk that Seth Kaufman does not start as President and CEO in the expected the time frame, or at all; the Company’s ability to regain compliance with the Nasdaq Listing Standards and maintain the listing of its securities on Nasdaq; risks related to ongoing legal proceedings; the Company’s limited experience operating as a public company and its ability to remediate its material weakness in internal control over financial reporting and to maintain effective internal control over financial reporting; the ability of the Company to retain key personnel; the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, rising inflation, fluctuations in prices, interest rates and market demand; risks relating to the uncertainty of projected financial information; the effects of competition on VWE’s future business; risks related to the organic and inorganic growth of VWE’s business and the timing of expected business milestones; the potential adverse effects of the ongoing COVID-19 pandemic on VWE’s business and the U.S. economy; declines or unanticipated changes in consumer demand for VWE’s products; VWE’s ability to adequately source grapes and other raw materials and any increase in the cost of such materials; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE’s business; VWE’s level of insurance against catastrophic events and losses; VWE’s significant reliance on its distribution channels, including independent distributors; potential reputational harm to VWE’s brands from internal and external sources; possible decreases in VWE’s wine quality ratings; integration risks associated with recent acquisitions; possible litigation relating to misuse or abuse of alcohol; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE’s ability to maintain necessary licenses; VWE’s ability to protect its trademarks and other intellectual property rights; risks associated with the Company’s information technology and ability to maintain and protect personal information; VWE’s ability to make payments on its indebtedness; and those factors discussed in the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE’s expectations, plans or forecasts of future events and views as of the date and time of this news release. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

Vintage Wine Estates Announces Amended Credit Agreement
October 13, 2023

Contacts:

Investors Deborah K. Pawlowski Kei Advisors LLC dpawlowski@keiadvisors.com Phone: 716.843.3908	Media Mary Ann Vangrin mvangrin@vintagewineestates.com

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